Capital City Bank Group, Inc.

Reports Fourth Quarter 2021 Results
TALLAHASSEE, Fla.

(January 25, 2022) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income of $6.4
million, or $0.38 per diluted share, for the fourth quarter of 2021 compared to net income of $10.1

million, or $0.60 per diluted
share, for the third quarter of 2021, and $7.7 million, or $0.46 per diluted share, for the fourth quarter of 2020.

For the full year of 2021, net income totaled $33.4 million, or $1.98 per diluted share, compared to net income of $31.6 million, or
$1.88 per diluted share, for 2020.
Fourth Quarter 2021

HIGHLIGHTS
●
Operating revenues (excluding mortgage

revenues and SBA PPP loan income)

improved 1.9%

●
Capital City Home Loans (“CCHL”) contributed $0.03 per share versus $0.06 per share in the prior quarter reflecti

ve of a
typical seasonal slowdown
●
Noninterest expense increased

$0.5 million, or 1.3%, on higher other real estate expense

related to a third quarter

gain of $1.0
million on the sale of a banking office
●
Average loans, excluding PPP loans,

grew $8 million and average investment securities increased

$82 million
●
Noninterest expense included a pension

settlement charge of $0.6 million or $0.03 per share
●
Strong credit quality

metrics resulted in no loan loss provision

and an allowance coverage ratio of 1.12%
●
Average Deposits grew

$101 million, or 2.9%, primarily due to a seasonal increase

in public fund inflows
●
Capital growth of $34.3 million ($2.03 per share),

or 9.8%, primarily attributable to a favorable adjustment for year-end pension
plan re-measurement
Full Year

2021

HIGHLIGHTS
●
2021 net income totaled $33.4 million, a record

year
●
Operating revenues (excluding mortgage

revenues and SBA PPP loan income)

improved 1.4%

●
CCHL contributed $0.23 per share versus $0.

52 per share in 2020

●
Average loans, excluding PPP loans,

grew $76 million and average investment securities increased

$203 million
● Negative loan loss provision of $1.6 million
●
Noninterest expense included pension

settlement charges totaling $3.1 million or $0.15 per share
●
Average Deposits grew

$563 million, or 19.8%, reflective of government

stimulus related inflows
●
Capital growth of $62.3 million ($3.69 per share),

or 19.4%
“Capital City reported record earnings in 2021,” said William

G. Smith, Jr., Chairman, President and

CEO of Capital City Bank
Group.

“SBA PPP loan income, pristine credit

quality and growth in our fee-based businesses drove earnings, more than offsetting the adverse impacts of a normalizing mortgage market, pension settlement charges and a lower interest rate environment. We

are
well positioned for rising interest rates given our asset sensitive balance sheet and the favorable impact higher interest rates have on
our pension related other comprehensive loss.

Year

over year, the favorable pension equity adjustment added

$2.01 per share to
book value.

As I look toward 2022, I am excited about the prospects of our recent addition of Capital City Strategic Wealth

(a
financial planning/advisory service), which gained traction in the latter half of 2021

,

and our market expansion in the western
panhandle of Florida and the northern arc of Atlanta.

While challenges remain, we are identifying opportunities and executing on strategies we believe are sustainable and add long-term value for our shareowners. I am optimistic about the future and appreciate
your continued support.”
Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net interest income

for the fourth quarter of 2021 totaled $24.8 million compared to $27.8 million for the third
quarter of 2021 and $25.1 million for the fourth quarter of 2020.

For the full year 2021 tax-equivalent net interest income totaled
$103.2

million compared to $101.8

million for 2020.

Compared to the third quarter of 2021 and the fourth quarter of 2020, the decrease was primarily due to lower SBA PPP loan income.

Compared to the full year 2020, the increase was primarily attributable to higher SBA PPP loan income and higher average loan balances, partially offset by unfavorable rate repricing due to a generally
lower rate environment.

Our net interest margin for the fourth quarter of 2021 was 2.60%,

a decrease of 38 basis points over the third quarter of 2021 and a decrease of 40 basis points from the fourth quarter of 2020.

Compared to both prior periods, the decrease was attributable to a decline in SBA PPP loan income, in conjunction with growth in earning assets (driven by deposit inflows), which negatively impacts
our margin percentage. For the full year 2021, the net interest margin declined

47 basis points compared to 2020, primarily driven by
growth in earning assets.

Our net interest margin for the fourth quarter of 2021, excluding the impact of overnight funds in excess of
$200 million, was 3.10%.

Provision for Credit Loss

We did

not record a provision for credit losses for the fourth quarter of 2021.

This compares

to provision expense of $1.3 million
for the fourth quarter of 2020.

For the full year 2021, we recorded a negative provision of $1.6 million compared to provision expense of $9.6 million for 2020.

The lower provision in 2021 was attributable to improvements in forecasted economic conditions,
favorable loan migration and net loan recoveries totaling $0.6 million.

We discuss the allowance

for credit losses further below.
Noninterest Income and Noninterest

Expense
Noninterest income for the fourth quarter of 2021 totaled $24.7 million compared to $26.6 million for the third quarter of 2021

and
$30.5 million for the fourth quarter of 2020.

For the full year 2021, noninterest income totaled $107.5 million compared to $111.2 million for 2020.

The decrease from all prior periods was primarily attributable to lower mortgage banking revenues that were
partially offset by strong gains in deposit fees, bank card fees, and wealth management fees.

The decline in mortgage banking
revenues for the fourth quarter of 2021 reflected a normal seasonal decline in loan purchase activity.

Year

over year, the decline in
mortgage banking revenues was driven generally by lower refinancing activity,

a shift in production mix (lower government versus
conventional product), and lower market driven gain on sale margins.

Additional detail on our mortgage banking operation (CCHL)
is provided on Page 11.

The increase in deposit fees reflected the conversion, in the third quarter of 2021

,

of the remaining free
checking accounts to a monthly maintenance fee account type.

The increase in wealth management fees was primarily attributable to higher retail brokerage transaction volume and advisory accounts added from the acquisition of Capital City Strategic Wealth

on
May 1, 2021.

To a lesser extent, higher trust

fees contributed to the increase in wealth management fees driven by higher assets
under management.

The increase in bank card fees generally reflected an increase in card-not

-present debit card transactions and
increased consumer spending.

Noninterest expense for the fourth quarter of 2021

totaled $40.2 million compared to $39.7 million for the third quarter of 2021

and
$41.3 million for the fourth quarter of 2020.

The increase over the third quarter of 2021

was primarily attributable to higher other
real estate expense of $1.2 million, partially offset by lower compensation expense of $0.5 million.

The increase in other real estate
expense reflected a gain on the sale of a banking office in the third quarter of 2021.

The decrease in compensation was attributable
to lower commission expense at CCHL.

Compared to the fourth quarter of 2020, the decrease was primarily due to lower commission expense at CCHL.

For the full year 2021, noninterest expense totaled $162.5 million compared to $150.0 million for 2021. The $12.5 million increase
was attributable to the addition of expenses at CCHL (March 1, 2020 acquisition) of $2.3 million and higher expenses at the core
bank totaling $10.2 million.

The increase in expenses at the core bank were primarily due to higher compensation expense of $3.7
million (merit raises,

pension/service cost expense, and realized loan cost), pension settlement expense of $3.1 million, and an
increase in other expense of $5.0 million, partially offset by lower other real estate expense of $1.6 million.

The increase in other
expense was primarily attributable to higher expense of $2.1 million for the non-service cost component of our pension plan
attributable to the utilization of a lower discount rate for plan liabilities.

Higher processing fees of $0.7

million (debit card volume),
professional fees of $0.6

million, occupancy expense of $0.5

million, and FDIC insurance of $0.5

million (higher asset size) also
contributed to the increase in other expense.

Income Taxes
We realized

income tax expense of $2.0

million (effective rate of 22%) for the fourth quarter of 2021 compared to

$2.9 million
(effective rate of 20%) for the third quarter of 2021 and $2.8 million (effective rate of 22%) for the fourth quarter of 2020.

For the
full year 2021, we realized income tax expense of $9.8 million (effective rate of 20%) compared to $10.2

million (effective rate of
19%) for the same period of 2020.

Tax expense for the fourth quarter

of 2021

and 2020 was unfavorably impacted by discrete tax
expense of $0.1 million and $0.3 million, respectively.

Absent discrete items, we expect our annual effective tax rate to approximate 19%-20% in 2022.

Discussion of Financial Condition
Earning Assets
Average earning assets totaled

$3.791 billion for the fourth quarter of 2021, an increase of $98.2 million, or 2.7%, over the third
quarter of 2021, and an increase of $453.9 million, or 13.6%, over the fourth quarter of 20

20.

The increase over both prior periods
was primarily driven by higher deposit balances.

Deposit balances increased as a result of strong core deposit growth, SBA PPP loan proceeds deposited in client accounts, and various other stimulus programs.

We maintained an average

net overnight funds (deposits with banks plus FED funds sold less FED funds purchased)

sold position of
$789.1 million in the fourth quarter of 2021

compared to an average net overnight funds sold position of $741.9 million in the third quarter of 2021

and $705.1 million in the fourth quarter of 2020.

The increase compared to both prior periods was driven by strong core deposit growth, in addition to pandemic related stimulus programs (see below – Funding
).

Average loans

held for investment (“HFI”) decreased $25.8 million, or 1.3%, from the third quarter of 2021 and decreased $45.1
million, or 2.3%, from the fourth quarter of 2020. Excluding SBA PPP loans, average loans

HFI increased $7.8 million compared to
the third quarter of 2021, and increased $133.1 million compared to the fourth quarter of 2020.

Compared to the third quarter of
2021 the increase in average loans (excluding PPP loans) reflected growth in construction and indirect loans, partially offset by
declines in the remaining loan products. Compared to the fourth quarter of 2020,

we realized growth in construction, residential,
commercial real estate and indirect loans.

At December 31, 2021, remaining SBA PPP loan balances and fees totaled less than $0.2
million.

Allowance for Credit Losses
At December 31, 2021, the allowance for credit losses for HFI loans totaled $21.6 million compared to $21.5 million at September
30, 2021 and $23.8 million at December 31, 2020.

Activity within the allowance is provided on Page 9.

At December 31, 2021, the
allowance represented 1.12% of HFI loans and provided coverage of 546

%

of nonperforming loans compared to 1.11%

and 710%,
respectively, at September 30,

2021, and 1.19% and 406%, respectively,

at December 31, 2020.

At December 31, 2021, excluding
SBA PPP loans (100% government guaranteed),

the allowance represented 1.12% of HFI loans compared to 1.30% at December

31,
2020.

Credit Quality
Overall credit quality continues to remain strong.

Nonperforming assets (nonaccrual loans and other real estate) totaled $4.3 million
at December 31, 2021 compared to $3.2 million at September 30, 2021 and $6.7 million at December 31, 2020.

At December 31,
2021, nonperforming assets as a percentage of total assets was stable at 0.10

%.

Nonaccrual loans totaled $4.3 million at December
31, 2021, a $1.3 million increase over September 30, 2021 and a $1.5 million decrease from December 31, 2020.

Funding (Deposits/Debt)
Average total deposits

were $3.549 billion for the fourth quarter of 2021, an increase of $101.5 million, or 2.9%, over the third
quarter of 2021

and $483.0 million, or 15.8%, over the fourth quarter of 2020.

Compared to both prior periods, growth in average
total deposits was experienced in all products except certificates of deposit,

with the strongest growth occurring in our noninterest
bearing deposits and savings account balances.

Over the past 18 months, multiple government stimulus programs have been
implemented, including those under the CARES Act and the American Rescue

Plan Act, which are responsible for a large part of
the growth in average deposits. Given these increases,

the potential exists for our deposit levels to be volatile into 2022 due to the uncertain timing of the outflows of the stimulus related balances and the economic recovery.

It is anticipated that current liquidity
levels will remain robust due to our strong overnight funds sold position.

The Bank continues to strategically consider ways to
safely deploy a portion of this liquidity.

Average short-term borrowings

decreased $3.4 million from the third quarter of 2021

and declined $48.9 million from the fourth
quarter of 2020, both of which reflected a seasonal fluctuation in warehouse line borrowing needs to support CCHL’s

loans held for
sale.

Capital
Shareowners’ equity was $383.2 million at December 31, 2021

compared to $348.9 million at September 30, 2021 and $320.8
million at December 31, 2020.

For the full year 2021, shareowners’ equity was positively impacted by net income of $33.4 million,
a $34.1 million decrease in the accumulated other comprehensive loss for our pension plan,

a $1.1 million increase in fair value of
the interest rate swap related to subordinated debt, net adjustments totaling $1.4 million related to transactions under our stock
compensation plans, stock compensation accretion of $0.8 million, and reclassification of $9.3 million from temporary equity to
decrease the redemption value of the non-controlling interest in CCHL.

Shareowners’ equity was reduced by common stock
dividends of $10.5 million ($0.62 per share) and a $7.3 million decrease in the unrealized gain on investment securities.
At December 31, 2021, our total risk-based capital ratio was 17.15

%

compared to 16.70% at September 30, 2021 and 17.30% at
December 31, 2020.

Our common equity tier 1 capital ratio was 13.86%, 13.45%, and 13.71%, respectively,

on these dates.

Our
leverage ratio was 8.95%, 9.05%, and 9.33%, respectively,

on these dates.

All of our regulatory capital ratios exceeded the
threshold to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio
was 6.95% at December 31, 2021 compared to 6.46% and 6.25% at September 30,

2021 and December 31, 2020, respectively.

Our
tangible capital ratio was favorably impacted at December 31, 2021 by the aforementioned annual adjustment to the other
comprehensive loss for our pension plan.

The favorable adjustment was primarily attributable to the utilization of higher discount
rates to re-measure the present value of the projected benefit obligation and a strong return on plan assets for 2021.
About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.3 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards

,

securities brokerage services and life
insurance.

Our bank subsidiary, Capital

City Bank, was founded in 1895 and now has 57 banking offices and

86 ATMs/ITMs

in
Florida, Georgia and Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The following factors, among others, could cause our actual results to differ: the magnitude and duration of the COVID-19 pandemic

and its impact on the global economy and financial market conditions and our business, results of operations and financial condition, including the impact of our participation in government programs
related to COVID-19; the accuracy of the our financial statement estimates and assumptions; legislative or regulatory changes;
fluctuations in inflation, interest rates, or monetary policies; the effects of security breaches and computer viruses that may affect

our
computer systems or fraud related to debit card products; changes in consumer spending and savings habits; our growth and
profitability; the strength of the U.S. economy and the local economies where we conduct operations; the effects of a non-diversified
loan portfolio, including the risks of geographic and industry concentrations; natural disasters,

widespread health emergencies,
military conflict, terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets;
customer acceptance of third-party products and services; increased competition and its effect on pricing; negative publicity and the
impact on our reputation; technological changes, especially changes that allow out of market competitors to compete in our
markets; changes in accounting; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K for the fiscal year ended December 31, 2020,

and our other filings with the SEC, which are available
at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the
Press Release, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ.

USE OF NON-GAAP FINANCIAL MEASURES
We present a tangible common

equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these

measures are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data)
Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020
Shareowners' Equity (GAAP) $ 383,166 $ 348,868 $ 335,880 $ 324,426 $ 320,837
Less: Goodwill and Other Intangibles (GAAP) 93,253 93,293 93,333 89,095 89,095
Tangible Shareowners' Equity (non-GAAP) A 289,913 255,575 242,547 235,331 231,742
Total Assets (GAAP) 4,263,849 4,048,733 4,011,459 3,929,884 3,798,071
Less: Goodwill and Other Intangibles (GAAP) 93,253 93,293 93,333 89,095 89,095
Tangible Assets (non-GAAP) B $ 4,170,596 $ 3,955,440 $ 3,918,126 $ 3,840,789 $ 3,708,976
Tangible Common Equity Ratio (non-GAAP) A/B 6.95% 6.46% 6.19% 6.13% 6.25%
Actual Diluted Shares Outstanding (GAAP) C 16,935,389 16,911,715 16,901,375 16,875,719 16,844,997
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 17.12 $ 15.11 $ 14.35 $ 13.94 $ 13.76

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Twelve Months Ended
(Dollars in thousands, except per share data)
Dec 31, 2021 Sep 30, 2021 Dec 31, 2020 Dec 31, 2021 Dec 31, 2020
EARNINGS
Net Income Attributable to Common Shareowners $ 6,372 $ 10,091 $ 7,746 $ 33,396 $ 31,576
Diluted Net Income Per Share $ 0.38 $ 0.60 $ 0.46 $ 1.98 $ 1.88
PERFORMANCE
Return on Average Assets 0.61% 0.99% 0.84% 0.84% 0.93%
Return on Average Equity 7.22 11.72 8.97 9.92 9.36
Net Interest Margin 2.60 2.98 3.00 2.83 3.30
Noninterest Income as % of Operating Revenue 49.96 48.99 55.00 51.11 52.32
Efficiency Ratio 81.29% 73.09% 74.36% 77.11% 70.43%
CAPITAL ADEQUACY
Tier 1 Capital

16.14% 15.69% 16.19% 16.14% 16.19%
Total Capital

17.15 16.70 17.30 17.15 17.30
Leverage

8.95 9.05 9.33 8.95 9.33
Common Equity Tier 1 13.86 13.45 13.71 13.86 13.71
Tangible Common Equity
(1)
6.95 6.46 6.25 6.95 6.25
Equity to Assets 8.99% 8.62% 8.45% 8.99% 8.45%
ASSET QUALITY
Allowance as % of Non-Performing Loans 499.93% 710.39% 405.66% 499.93% 405.66%
Allowance as a % of Loans HFI 1.12 1.11 1.19 1.12 1.19
Net Charge-Offs as % of Average Loans HFI 0.02 0.03 0.09 (0.03) 0.12
Nonperforming Assets as % of Loans HFI and OREO 0.22 0.17 0.33 0.22 0.33
Nonperforming Assets as % of Total Assets 0.10% 0.08% 0.18% 0.10% 0.18%
STOCK PERFORMANCE
High

$ 29.00 $ 26.10 $ 26.35 $ 29.00 $ 30.62
Low 24.77 22.02 18.14 21.42 15.61
Close $ 26.40 $ 24.74 $ 24.58 $ 26.40 $ 24.58
Average Daily Trading Volume 29,900 30,515 22,271 29,919 35,125
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to

Page 5.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2021 2020
(Dollars in thousands)
Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter
ASSETS
Cash and Due From Banks $ 65,313 $ 73,132 $ 78,894 $ 73,973 $ 67,919
Funds Sold and Interest Bearing Deposits 970,041 708,988 766,920 851,910 860,630
Total Cash and Cash Equivalents 1,035,354 782,120 845,814 925,883 928,549
Investment Securities Available for Sale 654,611 645,844 480,890 406,245 324,870
Investment Securities Held to Maturity 339,601 341,228 325,559 199,109 169,939
Other Equity Securities 861 - - - -

Total Investment Securities
995,073 987,072 806,449 605,354 494,809
Loans Held for Sale

52,532 77,036 80,821 82,081 114,039
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 223,086 218,929 292,953 413,819 393,930
Real Estate - Construction 174,394 177,443 149,884 138,104 135,831
Real Estate - Commercial 663,550 683,379 707,599 669,158 648,393
Real Estate - Residential 346,756 355,958 362,018 358,849 342,664
Real Estate - Home Equity 187,821 187,642 190,078 202,099 205,479
Consumer 321,511 309,983 298,464 267,666 269,520
Other Loans 13,265 6,792 6,439 7,082 9,879
Overdrafts 1,082 1,299 1,227 950 730
Total Loans Held for Investment 1,931,465 1,941,425 2,008,662 2,057,727 2,006,426
Allowance for Credit Losses (21,606) (21,500) (22,175) (22,026) (23,816)
Loans Held for Investment, Net 1,909,859 1,919,925 1,986,487 2,035,701 1,982,610
Premises and Equipment, Net 83,412 84,750 85,745 86,370 86,791
Goodwill and Other Intangibles 93,253 93,293 93,333 89,095 89,095
Other Real Estate Owned 17 192 1,192 110 808
Other Assets 94,349 104,345 111,618 105,290 101,370
Total Other Assets 271,031 282,580 291,888 280,865 278,064
Total Assets $ 4,263,849 $ 4,048,733 $ 4,011,459 $ 3,929,884 $ 3,798,071
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,668,912 $ 1,592,345 $ 1,552,864 $ 1,473,891 $ 1,328,809
NOW Accounts 1,070,154 926,201 970,705 993,571 1,046,408
Money Market Accounts 274,611 286,065 280,805 269,041 266,649
Regular Savings Accounts 599,811 559,714 539,477 518,373 474,100
Certificates of Deposit 99,374 101,637 103,070 103,232 101,594
Total Deposits 3,712,862 3,465,962 3,446,921 3,358,108 3,217,560
Short-Term Borrowings 34,557 51,410 47,200 55,687 79,654
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 884 1,610 1,720 1,829 3,057
Other Liabilities 67,735 113,720 105,534 109,487 102,076
Total Liabilities 3,868,925 3,685,589 3,654,262 3,577,998 3,455,234
Temporary Equity 11,758 14,276 21,317 27,460 22,000
SHAREOWNERS' EQUITY
Common Stock 169 169 169 169 168
Additional Paid-In Capital 34,423 33,876 33,560 32,804 32,283
Retained Earnings 364,788 359,550 345,574 335,324 332,528
Accumulated Other Comprehensive Loss, Net of Tax (16,214) (44,727) (43,423) (43,871) (44,142)
Total Shareowners' Equity 383,166 348,868 335,880 324,426 320,837
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,263,849 $ 4,048,733 $ 4,011,459 $ 3,929,884 $ 3,798,071
OTHER BALANCE SHEET DATA
Earning Assets $ 3,949,111 $ 3,714,521 $ 3,662,852 $ 3,597,071 $ 3,475,904
Interest Bearing Liabilities 2,132,278 1,979,524 1,995,864 1,994,620 2,024,349
Book Value Per Diluted Share $ 22.63 $ 20.63 $ 19.87 $ 19.22 $ 19.05
Tangible Book Value

Per Diluted Share
(1)
17.12 15.11 14.35 13.94 13.76
Actual Basic Shares Outstanding 16,892 16,878 16,874 16,852 16,791
Actual Diluted Shares Outstanding 16,935 16,912 16,901 16,876 16,845
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 5.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2021 2020 December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2021 2020
INTEREST INCOME
Interest and Fees on Loans $ 22,744 $ 25,885 $ 24,582 $ 23,350 $ 23,878 $ 96,561 $ 94,752
Investment Securities 2,505 2,350 2,054 1,883 2,096 8,792 10,274
Funds Sold 300 285 200 213 180 998 1,171
Total Interest Income 25,549 28,520 26,836 25,446 26,154 106,351 106,197
INTEREST EXPENSE
Deposits 213 210 208 208 201 839 1,548
Short-Term Borrowings 307 317 324 412 639 1,360 1,690
Subordinated Notes Payable 306 307 308 307 311 1,228 1,472
Other Long-Term Borrowings 12 14 16 21 30 63 161
Total Interest Expense 838 848 856 948 1,181 3,490 4,871
Net Interest Income 24,711 27,672 25,980 24,498 24,973 102,861 101,326
Provision for Credit Losses - - (571) (982) 1,342 (1,553) 9,645
Net Interest Income after Provision for Credit Losses 24,711 27,672 26,551 25,480 23,631 104,414 91,681
NONINTEREST INCOME
Deposit Fees 5,300 5,075 4,236 4,271 4,713 18,882 17,800
Bank Card Fees 3,872 3,786 3,998 3,618 3,462 15,274 13,044
Wealth Management Fees 3,706 3,623 3,274 3,090 3,069 13,693 11,035
Mortgage Banking Revenues 9,800 12,283 13,217 17,125 17,711 52,425 63,344
Other

1,994 1,807 1,748 1,722 1,568 7,271 5,942
Total Noninterest Income 24,672 26,574 26,473 29,826 30,523 107,545 111,165
NONINTEREST EXPENSE
Compensation 24,783 25,245 25,378 26,064 26,722 101,470 96,280
Occupancy, Net 5,960 6,032 5,973 5,967 5,976 23,932 22,659
Other Real Estate, Net 26 (1,126) (270) (118) 567 (1,488) 104
Pension Settlement 572 500 2,000 - - 3,072 -
Other

8,866 9,051 9,042 8,563 8,083 35,522 30,919
Total Noninterest Expense 40,207 39,702 42,123 40,476 41,348 162,508 149,962
OPERATING PROFIT
9,176 14,544 10,901 14,830 12,806 49,451 52,884
Income Tax Expense 2,040 2,949 2,059 2,787 2,833 9,835 10,230
Net Income 7,136 11,595 8,842 12,043 9,973 39,616 42,654
Pre-Tax Income Attributable to Noncontrolling Interest (764) (1,504) (1,415) (2,537) (2,227) (6,220) (11,078)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS
$ 6,372 $ 10,091 $ 7,427 $ 9,506 $ 7,746 $ 33,396 $ 31,576
PER COMMON SHARE
Basic Net Income $ 0.38 $ 0.60 $ 0.44 $ 0.56 $ 0.46 $ 1.98 $ 1.88
Diluted Net Income 0.38 0.60 0.44 0.56 0.46 1.98 1.88
Cash Dividend

$ 0.16 $ 0.16 $ 0.15 $ 0.15 $ 0.15 $ 0.62 $ 0.57
AVERAGE

SHARES
Basic

16,880 16,875 16,858 16,838 16,763 16,863 16,785
Diluted

16,923 16,909 16,885 16,862 16,817 16,893 16,822

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND RISK ELEMENT ASSETS
Unaudited
2021 2020 December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2021 2020
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 21,500 $ 22,175 $ 22,026 $ 23,816 $ 23,137 $ 23,816 $ 13,905
Impact of Adopting ASC 326 (CECL) - - - - - - 3,269
Provision for Credit Losses 200 (546) (184) (2,312) 1,165 (2,842) 9,035
Net Charge-Offs (Recoveries) 94 129 (333) (522) 486 (632) 2,393
Balance at End of Period $ 21,606 $ 21,500 $ 22,175 $ 22,026 $ 23,816 $ 21,606 $ 23,816
As a % of Loans HFI 1.12% 1.11% 1.10% 1.07% 1.19% 1.12% 1.19%
As a % of Nonperforming Loans 499.93% 710.39% 433.93% 410.78% 405.66% 499.93% 405.66%
ACL - DEBT SECURITIES
Provision for Credit Losses

$ 20 $ 16 $ - $ - $ - $ 36 $ -
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 3,117 $ 2,587 $ 2,974 $ 1,644 $ 1,467 $ 1,644 $ 157
Impact of Adopting ASC 326 (CECL) - - - - - - 876
Provision for Credit Losses

(220) 530 (387) 1,330 177 1,253 611
Balance at End of Period
(1)
2,897 3,117 2,587 2,974 1,644 2,897 1,644
CHARGE-OFFS
Commercial, Financial and Agricultural $ 101 $ 37 $ 32 $ 69 $ 104 $ 239 $ 789
Real Estate - Construction - - - - - - -
Real Estate - Commercial - 405 - - - 405 28
Real Estate - Residential 20 17 65 6 38 108 150
Real Estate - Home Equity 9 15 74 5 10 103 151
Consumer 254 221 230 564 668 1,269 2,785
Overdrafts 678 1,093 440 492 564 2,703 2,257
Total Charge-Offs $ 1,062 $ 1,788 $ 841 $ 1,136 $ 1,384 $ 4,827 $ 6,160
RECOVERIES
Commercial, Financial and Agricultural $ 148 $ 66 $ 103 $ 136 $ 64 $ 453 $ 252
Real Estate - Construction - 10 - - 50 10 50
Real Estate - Commercial 25 169 26 645 27 865 318
Real Estate - Residential 33 401 244 75 153 753 279
Real Estate - Home Equity 173 46 70 124 40 413 178
Consumer 214 334 332 311 306 1,191 1,219
Overdrafts 375 633 399 367 258 1,774 1,471
Total Recoveries $ 968 $ 1,659 $ 1,174 $ 1,658 $ 898 $ 5,459 $ 3,767
NET CHARGE-OFFS (RECOVERIES) $ 94 $ 129 $ (333) $ (522) $ 486 $ (632) $ 2,393
Net Charge-Offs as a % of Average Loans HFI
(2)
0.02% 0.03% (0.07)% (0.10)% 0.09% (0.03)% 0.12%
RISK ELEMENT ASSETS
Nonaccruing Loans $ 4,322 $ 3,026 $ 5,110 $ 5,362 $ 5,871
Other Real Estate Owned 17 192 1,192 110 808
Total Nonperforming Assets ("NPAs") $ 4,339 $ 3,218 $ 6,302 $ 5,472 $ 6,679
Past Due Loans 30-89 Days

$ 3,600 $ 3,360 $ 3,745 $ 2,622 $ 4,594
Past Due Loans 90 Days or More - - - - -
Classified Loans 17,912 16,310 19,397 20,608 17,631
Performing Troubled Debt Restructurings $ 7,643 $ 7,919 $ 8,992 $ 13,597 $ 13,887
Nonperforming Loans as a % of Loans HFI 0.22% 0.16% 0.25% 0.26% 0.29%
NPAs as a % of Loans HFI and Other Real Estate 0.22% 0.17% 0.31% 0.27% 0.33%
NPAs as a % of

Total Assets
0.10% 0.08% 0.16% 0.14% 0.18%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Fourth Quarter 2021 Third Quarter 2021 Second Quarter 2021 First Quarter 2021 Fourth Quarter 2020 Dec 2021 YTD Dec 2020 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 62,809 $ 522 3.29% $ 67,753 $ 497 2.91% $ 77,101 $ 566 2.94% $ 106,242 970 3.70% $ 121,052 $ 878 3.85% $ 78,328 $ 2,555 3.24% $ 81,125 $ 2,895 3.57%
Loans Held for Investment
(1)
1,948,324 22,296 4.54 1,974,132 25,458 5.12 2,036,781 24,095 4.74 2,044,363 22,483 4.46 1,993,470 23,103 4.55 2,000,563 94,332 4.76 1,957,576 92,261 4.71
Investment Securities
Taxable Investment Securities 987,700 2,493 1.00 904,962 2,333 1.03 687,882 2,036 1.18 528,842 1,863 1.41 513,277 2,072 1.61 778,953 8,725 1.12 574,199 10,176 1.77
Tax-Exempt Investment Securities
(1)
3,380 17 2.07 4,332 25 2.31 3,530 23 2.58 3,844 25 2.61 4,485 30 2.71 3,772 90 2.39 5,123 124 2.42
Total Investment Securities 991,080 2,510 1.01 909,294 2,358 1.03 691,412 2,059 1.19 532,686 1,888 1.42 517,762 2,102 1.62 782,725 8,815 1.12 579,322 10,300 1.78
Funds Sold 789,100 300 0.15 741,944 285 0.15 818,616 200 0.10 814,638 213 0.11 705,125 180 0.10 790,870 998 0.13 465,652 1,171 0.25
Total Earning Assets 3,791,313 $ 25,628 2.68% 3,693,123 $ 28,598 3.07% 3,623,910 $ 26,920 2.98% 3,497,929 $ 25,554 2.96% 3,337,409 $ 26,263 3.14% 3,652,486 $ 106,700 2.92% 3,083,675 $ 106,627 3.46%
Cash and Due From Banks 73,752 72,773 74,076 68,978 73,968 72,409 68,386
Allowance for Loan Losses (22,127) (22,817) (22,794) (24,128) (23,725) (22,960) (20,690)
Other Assets 284,999 283,534 281,157 278,742 264,784 282,129 259,700
Total Assets $ 4,127,937 $ 4,026,613 $ 3,956,349 $ 3,821,521 $ 3,652,436 $ 3,984,064 $ 3,391,071
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 963,778 $ 72 0.03% $ 945,788 $ 72 0.03% $ 966,649 $ 74 0.03% $ 985,517 $ 76 0.03% $ 879,564 $ 66 0.03% $ 965,320 $ 294 0.03% $ 826,280 $ 930 0.11%
Money Market Accounts 289,335 34 0.05 282,860 34 0.05 272,138 33 0.05 269,829 33 0.05 261,543 34 0.05 278,606 134 0.05 235,931 223 0.09
Savings Accounts 573,563 71 0.05 551,383 68 0.05 529,844 64 0.05 492,252 60 0.05 466,116 57 0.05 537,023 263 0.05 423,529 207 0.05
Time Deposits 101,037 36 0.14 102,765 36 0.14 102,995 37 0.15 102,089 39 0.15 102,809 44 0.17 102,220 148 0.14 104,393 188 0.18
Total Interest Bearing Deposits 1,927,713 213 0.04% 1,882,796 210 0.04% 1,871,626 208 0.04% 1,849,687 208 0.05% 1,710,032 201 0.05% 1,883,169 839 0.04% 1,590,133 1,548 0.10%
Short-Term Borrowings 46,355 307 2.63% 49,773 317 2.53% 51,152 324 2.54% 67,033 412 2.49% 95,280 639 2.67% 53,511 1,360 2.54% 69,119 1,690 2.44%
Subordinated Notes Payable 52,887 306 2.26 52,887 307 2.27 52,887 308 2.30 52,887 307 2.32 52,887 311 2.30 52,887 1,228 2.29 52,887 1,472 2.74
Other Long-Term Borrowings 1,414 12 3.50 1,652 14 3.37 1,762 16 3.38 2,736 21 3.18 3,700 30 3.18 1,887 63 3.33 5,304 161 3.03
Total Interest Bearing Liabilities 2,028,369 $ 838 0.16% 1,987,108 $ 848 0.17% 1,977,427 $ 856 0.17% 1,972,343 $ 948 0.19% 1,861,899 $ 1,181 0.25% 1,991,454 $ 3,490 0.18% 1,717,443 $ 4,871 0.28%
Noninterest Bearing Deposits 1,621,432 1,564,892 1,515,726 1,389,821 1,356,104 1,523,717 1,254,214
Other Liabilities 114,657 112,707 107,801 111,050 74,605 111,567 72,400
Total Liabilities 3,764,458 3,664,707 3,600,954 3,473,214 3,292,608 3,626,738 3,044,057
Temporary Equity 13,339 20,446 26,355 21,977 16,154 20,505 9,701
SHAREOWNERS' EQUITY:
350,140 341,460 329,040 326,330 343,674 336,821 337,313
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,127,937 $ 4,026,613 $ 3,956,349 $ 3,821,521 $ 3,652,436 $ 3,984,064 $ 3,391,071
Interest Rate Spread $ 24,790 2.52% $ 27,750 2.91% $ 26,064 2.81% $ 24,606 2.77% $ 25,082 2.88% $ 103,210 2.75% $ 101,756 3.18%
Interest Income and Rate Earned
(1)
25,628 2.68 28,598 3.07 26,920 2.98 25,554 2.96 26,263 3.14 106,700 2.92 106,627 3.46
Interest Expense and Rate Paid
(2)
838 0.09 848 0.09 856 0.09 948 0.11 1,181 0.14 3,490 0.10 4,871 0.16
Net Interest Margin $ 24,790 2.60% $ 27,750 2.98% $ 26,064 2.89% $ 24,606 2.85% $ 25,082 3.00% $ 103,210 2.83% $ 101,756 3.30%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.

CAPITAL CITY HOME

LOANS
MORTGAGE BANKING ACTIVITY
Unaudited
Three Months Ended
Twelve Months

Ended
(Dollars in thousands)
Dec 31, 2021 Sep 30, 2021 Dec 31, 2020 Dec 31, 2021 Dec 31, 2020
Net Interest Income $ 35 $ (30) $ 43 $ (129) $ 184
Mortgage Banking Fees 9,800 12,293 17,409 52,055 61,455
Other

470 455 363 1,776 950
Total Noninterest Income 10,270 12,748 17,772 53,831 62,405
Salaries 6,643 7,600 10,398 33,057 31,774
Other Associate Benefits 202 215 200 848 645
Total Compensation 6,845 7,815 10,598 33,905 32,419
Occupancy, Net 743 849 920 3,307 2,764
Other

1,312 1,292 1,751 5,064 4,798
Total Noninterest Expense 8,900 9,956 13,269 42,276 39,981
Operating Profit $ 1,405 $ 2,762 $ 4,546 $ 11,426 $ 22,608
Key Performance Metrics
Total Loans Closed $ 294,237 $ 360,167 $ 520,039 $ 1,523,858 $ 1,659,719
Total Loans Closed - Mix
Purchase 76% 71% 61% 71% 60%
Refinance 24% 29% 39% 29% 40%